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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported) May 6, 1997


                       ADVANCED MACHINE VISION CORPORATION
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                0-20097                            33-0256103
       (Commission File Number)      (I.R.S. Employer Identification No.)

         2067 Commerce Drive
            Medford, Oregon                           97504
(Address of principal executive offices)           (Zip Code)

                                  541-776-7700
              (Registrant's telephone number, including area code)

                                   ARC Capital
          (Former name or former address, if changed since last report)



                            Total Number of Pages: 24


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


Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  On May 6, 1997, Advanced Machine Vision Corporation sold all of the outstanding stock of Pulsarr Holding BV ("Pulsarr") to Barco NV of Belgium for $8.4 million in cash. The sale of Pulsarr followed an unsolicited offer from Barco with the price being determined by arms-length negotiations. Pulsarr is engaged in the design and manufacture of machine vision sorting equipment for the food processing industry. Pulsarr's assets and liabilities included principally accounts receivable, inventory, property, plant and equipment, accounts payable, bank borrowings, accruals, mortgages and other items.

Item 5.           Other Events
                  ------------

                  On April 9, 1997, Mr. Asif Ahmad and Dr. Nagaraj Murthy resigned as members of Advanced Machine Vision Corporation's Board of Directors. Simultaneously, the size of the board was reduced from nine to seven members.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  b.  Unaudited Proforma Financial Information

                      Balance Sheet at March 31, 1997

                      Statement  of  Operations for the Year Ended  December 31,
                      1996

                      Statement  of  Operations for the Quarter Ended  March 31,
                      1997

                  c.  Exhibits

                      Share  Purchase   Agreement   between  Barco  NV  and  ARC
                      Netherlands BV dated April 29, 1997


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ARC CAPITAL


Date:   May 9, 1997                           By: /s/ Alan R. Steel
                                                  ------------------------------
                                                  Vice President of Finance and
                                                  Chief Financial Officer

Item 7.b.         Unaudited Proforma Financial Information
                  ----------------------------------------

                  Introductory Information
                  ------------------------
                  On May 6, 1997, Advanced Machine Vision Corporation (the "Company" or "AMV") sold all of the outstanding capital stock of Pulsarr Holding BV ("Pulsarr") to Barco NV of Belgium for $8.4 million in cash, resulting in a gain of approximately $5 million. The Company had purchased Pulsarr on March 1, 1996 for cash of $6.5 million and notes payable of $1.3 million. The gain on the sale of Pulsarr is largely a result of the previous reduction in the carrying value of AMV's investment in Pulsarr due to the $4.9 million charge for acquired in-process technology the Company recorded in the quarter ended March 31, 1996 in conjunction with this acquisition.

                  The unaudited proforma statement of operations for the year ended December 31, 1996 and the unaudited proforma statement of operations for the quarter ended March 31, 1997 were prepared as if the sale had occurred at the beginning of the periods presented. The unaudited proforma balance sheet as of March 31, 1997 was prepared as if the sale had taken place on March 31, 1997.

                  The unaudited proforma financial information is intended to provide information about the continuing impact of the sale by showing how it might have affected historical financial statements if it had been consummated at an earlier date. This information is not necessarily indicative of future operations or the actual results that would have occurred had the sale been consummated at the beginning of the earliest period presented. This information should be read in conjunction with the accompanying notes to the unaudited proforma financial information.

                       Advanced Machine Vision Corporation
                        Unaudited Proforma Balance Sheet
                                 March 31, 1997

-----------------------------------------------------------------------------------------------------
(in thousands)
                                                                                  Proforma
                                                                     --------------------------------
                                                    Historical       Adjustments (A)        Results
                                                   -----------       ---------------      -----------
ASSETS
Current assets:
     Cash and cash equivalents                     $     2,710         $     7,005        $     9,715
     Accounts receivable, net                            4,931              (2,371)             2,560
     Inventories                                         8,479              (3,576)             4,903
     Prepaid expenses and other assets                     630                (501)               129
                                                   -----------         -----------        -----------

         Total current assets                           16,750                 557             17,307

     Property, plant and equipment, net                  6,297              (1,888)             4,409
     Intangible assets, net                              7,546              (1,500)             6,046
     Other assets                                        1,467                (263)             1,204
                                                   -----------         -----------        -----------

                                                   $    32,060         $    (3,094)       $    28,966
                                                   ===========         ===========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                              $     2,378         $    (1,563)       $       815
     Short-term borrowings                                 799                (799)                --
     Accrued liabilities                                 1,621                (630)               991
     Customer deposits                                   2,471              (1,403)             1,068
     Accrued payroll                                       942                  --                942
     Warranty reserve                                      469                 (66)               403
     Current portion of long-term liabilities            1,443                (153)             1,290
                                                   -----------         -----------        -----------

         Total current liabilities                      10,123              (4,614)             5,509
                                                   -----------         -----------        -----------

Long-term liabilities, less current portion             14,551              (3,689)            10,862
                                                   -----------         -----------        -----------

Shareholders' equity:
     Common stock                                       25,986                  --             25,986
     Common stock warrants                               2,403                  --              2,403
     Additional paid in capital                          2,797                  --              2,797
     (Accumulated deficit)                             (23,601)              5,010            (18,591)
     Cumulative translation adjustment                    (199)                199                 --
                                                   -----------         -----------        -----------

         Total shareholders' equity                      7,386               5,209             12,595
                                                   -----------         -----------        -----------

                                                   $    32,060         $    (3,094)       $    28,966
                                                   ===========         ===========        ===========

                See accompanying notes to the unaudited proforma financial information.

                       Advanced Machine Vision Corporation
                   Unaudited Proforma Statement of Operations
                      For the Year Ended December 31, 1996

-----------------------------------------------------------------------------------------------------

(in thousands, except per share amounts)

                                                                                  Proforma
                                                                     --------------------------------
                                                    Historical       Adjustments (B)        Results
                                                   -----------       ---------------      -----------
Net sales                                          $    29,938         $     8,432        $    21,506
Cost of sales                                           15,794               5,558             10,236
                                                   -----------         -----------        -----------
Gross profit                                            14,144               2,874             11,270
                                                   -----------         -----------        -----------
Operating expenses:
     Selling and marketing                               4,662                 994              3,668
     Research and development                            4,038                 721              3,317
     General and administrative                          3,549                 798              2,751
     Goodwill amortization                                 633                 100                533
     Charge for acquired in-process
         technology                                      4,915               4,915                 --
     Charge for royalty expense                            647                  --                647
                                                   -----------         -----------        -----------
                                                        18,444               7,528             10,916
                                                   -----------         -----------        -----------
Income (loss) from operations
     before other income and expense                    (4,300)             (4,654)               354
Other income and expense:
     Investment and other income                           190                  21                169
     Interest expense                                   (1,150)               (214)              (936)
                                                   -----------         -----------        -----------
Income (loss) from operations
     before income taxes                                (5,260)             (4,847)              (413)
Provision for (benefit from) income taxes                   --                  --                 --
                                                   -----------         -----------        -----------
Net income (loss)                                  $    (5,260)        $    (4,847)       $      (413)
                                                   ===========         ===========        ===========
Earnings (loss) per share                          $     (0.46)                           $     (0.04)
                                                   ===========                            ===========
Weighted average shares outstanding                     11,486                                 11,486
                                                   ===========                            ===========











                    See accompanying notes to the unaudited proforma financial information.

                       Advanced Machine Vision Corporation
                   Unaudited Proforma Statement of Operations
                      For the Quarter Ended March 31, 1997

-----------------------------------------------------------------------------------------------------

(in thousands, except per share amounts)

                                                                                  Proforma
                                                                     --------------------------------
                                                    Historical       Adjustments (B)        Results
                                                   -----------       ---------------      -----------
Net sales                                          $     9,337         $     2,210        $     7,127
Cost of sales                                            4,730               1,403              3,327
                                                   -----------         -----------        -----------
Gross profit                                             4,607                 807              3,800
                                                   -----------         -----------        -----------
Operating expenses:
     Selling and marketing                               1,253                 226              1,027
     Research and development                            1,019                 154                865
     General and administrative                          1,032                 295                737
     Goodwill amortization                                 199                  26                173
                                                   -----------         -----------        -----------
                                                         3,503                 701              2,802
                                                   -----------         -----------        -----------
Income (loss) from operations
     before other income and expense                     1,104                 106                998
Other income and expense:
     Investment and other income                            57                   2                 55
     Interest expense                                     (360)                (67)              (293)
                                                   -----------         -----------        -----------
Income (loss) from operations
     before income taxes                                   801                  41                760
Provision for (benefit from) income taxes                   32                  --                 32
                                                   -----------         -----------        -----------
Net income (loss)                                  $       769         $        41        $       728
                                                   ===========         ===========        ===========
Earnings (loss) per share                          $      0.06                            $      0.06
                                                   ===========                            ===========
Weighted average shares outstanding                     13,086                                 13,086
                                                   ===========                            ===========














                   See accompanying notes to the unaudited proforma financial information.

                       Advanced Machine Vision Corporation
                Notes to Unaudited Proforma Financial Information
--------------------------------------------------------------------------------

 (A) To record the sale of Pulsarr for $8.4 million, as summarized below:

     Sales price                                                $     8,400,000
     Less:  estimated transaction costs                                (170,000)
     Less:  basis in stock of Pulsarr                                (3,220,000)
                                                                ---------------

     Gain on sale of Pulsarr                                    $     5,010,000
                                                                ===============



     Cash received from sale                                    $     8,400,000
     Less:  estimated transaction costs                                (170,000)
     Less:  payment of notes payable
        issued in conjunction with purchase of Pulsarr               (1,094,000)
     Less:  payment of intercompany note payable
        to Pulsarr                                                     (131,000)
                                                                ---------------

     Net cash from sale of Pulsarr                              $     7,005,000
                                                                ===============

(B) To remove the operations of Pulsarr for the ten months ended December 31, 1996 and the quarter ended March 31, 1997.

                                  Exhibit Index
                                  -------------


     10 Share Purchase Agreement between Barco NV and ARC Netherlands BV dated April 29, 1997.